Supplement dated September 25, 2025 to the
Prospectus dated May 1, 2009, as supplemented
Issued by

WILTON REASSURANCE LIFE COMPANY OF NEW YORK
through
Wilton Reassurance Life Co. of New York Separate Account A
RETIREMENT ACCESS VARIABLE ANNUITY B SERIES (“B SERIES”)
RETIREMENT ACCESS VARIABLE ANNUITY L SERIES (“L SERIES”)
RETIREMENT ACCESS VARIABLE ANNUITY X SERIES (“X SERIES”)

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information.

Investment Option Update
This Supplement is to inform you that there is a change to a variable investment option that is available in your Contract. You may not have funds invested in the Portfolio being referenced below, but you are receiving this Supplement because the Portfolio is available in your Contract.

AST Multi-Asset Diversified Plus Portfolio - Subadvisor Removal:
Effective September 18, 2025 (the “Effective Date”), the following revision was made to the table in the “Investment Options” section to reflect changes to the Subadvisors for the Portfolio.

Portfolio Name	Subadvisor Removed
AST Multi-Asset Diversified Plus Portfolio	Morgan Stanley Investment Management Inc.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed after the Effective Date.

If you have any questions or would like another copy of the current Portfolio Prospectus, please call us at 1-800-457-8207.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

WRNY-ARA-SUP1